Federated Adviser Series
Federated International Growth Fund
CLASS A SHARES (TICKER AFIGX)
CLASS C SHARES (TICKER CXFGX)
INSTITUTIONAL SHARES (TICKER PIGDX)
CLASS R6 SHARES (TICKER RFIGX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 26, 2019 (as revised)
Please add the following statement to the cover pages of the Summary Prospectuses, Prospectuses and Statements of Additional Information:
“The Fund is a newly organized fund created to acquire the assets and liabilities of PNC International Growth Fund (the “Predecessor Fund”). The Fund and its share classes are not available for public offer.
At a special shareholder meeting to be held on or about November 5, 2019, Predecessor Fund shareholders will be asked to approve a proposed plan of reorganization (the “Plan”) whereby assets and liabilities of the Predecessor Fund will be acquired by the Fund in exchange for Institutional Shares of the Fund.
If the reorganization is approved by the Predecessor Fund shareholders, the Predecessor Fund will be considered the accounting and tax survivor of the reorganization, and accordingly, certain performance information, financial highlights and other information relating to the Predecessor Fund have been included in the Fund's prospectus and presented as if the reorganization has been consummated. As of the date of the Fund's prospectus, the reorganization has not yet been approved by shareholders and the reorganization has not yet occurred. The Fund will commence operations on the date that the reorganization is effected in accordance with the Plan, which is anticipated to occur in November 2019.”
September 19, 2019
Federated International Growth Fund
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454858 (9/19)
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